Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of June 26, 2025

to

CREDIT AGREEMENT

Dated as of May 27, 2022

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of June 26, 2025 by and among ManpowerGroup Inc., a Wisconsin corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of May 27, 2022, by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.
Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):
(a)
Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Consolidated Adjusted Debt” appearing therein in its entirety as follows:

“Consolidated Adjusted Debt” means the computation of (a) all Debt of the Borrower and its Consolidated Subsidiaries that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of the Borrower, plus (b) without duplication, the aggregate outstanding investment or claims held at any time by purchasers, assignees or other transferees of (or of interests in) Receivables under Receivables Purchase Agreements (other than in respect of such transactions that constitute a “true sale” in accordance with FASB ASC 860 under GAAP), minus (c) cash and cash equivalents (as presented on the face of the Borrower’s quarterly and audited fiscal year balance sheets) in excess of (i) for the fiscal quarters of the Borrower ending June 30, 2025, September 30, 2025 and December 31, 2025, $200,000,000 and (ii) for the fiscal quarter of the Borrower ending March 31, 2026 and each fiscal quarter of the Borrower ending thereafter, $300,000,000.

2.
Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) an upfront fee for the account of each Lender that consents to this Amendment and delivers its executed signature page hereto by no later than the date and time specified by the Administrative Agent in an amount that has previously been disclosed to the Lenders and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.
3.
Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)
Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(b)
As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Amended Credit Agreement (excluding the representations and warranties contained in Sections 3.05(b) and clause (i) of Section 3.06 of the Amended Credit Agreement) are true and correct in all material respects (provided that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects), or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date.
4.
Reference to and Effect on the Credit Agreement.
(a)
From and after the effectiveness of the amendment to the Credit Agreement evidenced hereby, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.
(b)
Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)
This Amendment shall be a Loan Document.
5.
Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.
Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

MANPOWERGROUP INC.,
as the Borrower

By:_/s/ Paul Meyer_______________________

Name: Paul Meyer

Title: Vice President, Global Tax and Treasurer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

JPMORGAN CHASE BANK, N.A.,

individually as a Lender and as Administrative Agent

By:__/s/ Ryan Zimmerman_

Name: Ryan Zimmerman

Title: Executive Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

BNP PARIBAS,

as a Lender

By:_/s/ Michael Lefkowitz________

Name: Michael Lefkowitz

Title: Director

By:_/s/ Rice Pace______________________________

Name: Rice Pace

Title: Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

CITIBANK, N.A.,

as a Lender

By:_/s/ Douglas J. Baird_________________________

Name: Douglas J. Baird

Title: Managing Director & Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

ING BANK N.V., DUBLIN BRANCH,

as a Lender

By:__/s/ Rory Fitzgerald________________

Name: Rory Fitzgerald

Title: Director

By:_/s/ Rosemary Healy____________

Name: Rosemary Healy

Title: Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

SOCIÉTÉ GÉNÉRALE,

as a Lender

By:_/s/ Shelley Yu______________________

Name: Shelley Yu

Title: Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

UNICREDIT BANK AG, NEW YORK BRANCH,

as a Lender

By:__/s/ Kimberly Sousa______________________

Name: Kimberly Sousa

Title: Managing Director

By:__/s/ Simon Obexer_________________________

Name: Simon Obexer

Title: Associate Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:__/s/ Robert Sinkovich________________

Name: Robert Sinkovich

Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

BMO BANK N.A.,

as a Lender

By:_/s/ Mark Czarnecki_________________________

Name: Mark Czarnecki

Title: SVP/Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

CITIZENS BANK, N.A.,

as a Lender

By:___/s/ Arianna DeMarco_______________

Name: Arianna DeMarco

Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:__/s/ Ryan Smalley__________________________

Name: Ryan Smalley

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.

NORDEA BANK ABP, NEW YORK BRANCH,

as a Lender

By:_/s/ Ola Anderssen__________________________

Name: Ola Anderssen

Title: Director

By:/s/_Anders Holmgaard___________________

Name: Anders Holmgaard

Title: Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of May 27, 2022

ManpowerGroup Inc.